UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2017

BOJANGLES’, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37374	45-2988924
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Southern Pine Boulevard,

Charlotte, NC 28273

(Address of Principal Executive Offices)

(704) 527-2675

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     As previously disclosed, effective as of April 17, 2017 (the “Separation Date”), Kenneth E. Avery is no longer an employee of Bojangles’, Inc. and its subsidiaries (the “Company”) and is pursuing other professional opportunities. On May 5, 2017, Bojangles’ Restaurants, Inc., a subsidiary of the Company, entered into an Agreement and Release with Mr. Avery in connection with his departure from the Company (the “Release Agreement”). If not revoked by Mr. Avery within seven days pursuant to his statutory right to do so unilaterally, the Release Agreement will be effective on May 12, 2017.

The Release Agreement amends and restates in its entirety the Amended and Restated Severance Agreement, effective April 27, 2011, between Bojangles’ Restaurants, Inc. and Mr. Avery (the “Prior Severance Agreement”); provided, however, that the Special Exit Package (as defined in the Release Agreement) is calculated the same as the “severance pay” under the Prior Severance Agreement.

Mr. Avery agreed to release the Company and its respective affiliates from any claims that may have arisen in connection with Mr. Avery’s employment with the Company and to not disparage the Company. Additionally, pursuant to the terms of the Release Agreement, paragraphs 4 (Confidential Information) and 5 (Restrictive Covenants) of the Prior Severance Agreement, which include a non-solicitation clause for one year following the Separation Date, remain in full force and effect.

The foregoing description of the Release Agreement is qualified in its entirety by reference to the terms of the Release Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Agreement and Release, dated April 17, 2017 and executed May 5, 2017, between Kenneth E. Avery and Bojangles’ Restaurants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bojangles’, Inc.

May 11, 2017	By:	/s/ Laura Roberts
Laura Roberts
Vice President, General Counsel, Compliance Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Release, dated April 17, 2017 and executed May 5, 2017, between Kenneth E. Avery and Bojangles’ Restaurants, Inc.